Credit Loans in Dollars or in any Agreed Foreign Currency to the Borrower from time to time during the Tranche 1 Revolving Credit Availability Period in an aggregate principal amount that will not result in (x) such Lender’s Multicurrency Revolving Credit Exposure exceeding such Lender’s Multicurrency Revolving Credit Sub-Commitment, (y) the total Multicurrency Revolving Credit Exposures exceeding the aggregate amount of the Multicurrency Revolving Credit Sub-Commitments or (z) the sum of the total Revolving Credit Exposures plus the aggregate principal amount of outstanding Competitive Loans exceeding the aggregate amount of the Revolving Credit Commitments.
     (ii) Subject to the terms and conditions set forth herein, (A) each Dollar Revolving Credit Lender that is a Tranche 2 Revolving Credit Lender agrees to make Syndicated Revolving Credit Loans in Dollars to the Borrower from time to time during the Tranche 2 Revolving Credit Availability Period in an aggregate principal amount that will not result in (x) such Lender’s Dollar Revolving Credit Exposure exceeding such Lender’s Dollar Revolving Credit Sub-Commitment, (y) the total Dollar Revolving Credit Exposures exceeding the aggregate amount of the Dollar Revolving Credit Sub-Commitments or (z) the sum of the total Revolving Credit Exposures plus the aggregate principal amount of outstanding Competitive Loans exceeding the aggregate amount of the Revolving Credit Commitments and (B) each Multicurrency Revolving Credit Lender that is a Tranche 2 Revolving Credit Lender agrees to make Syndicated Revolving Credit Loans in Dollars or in any Agreed Foreign Currency to the Borrower from time to time during the Tranche 2 Revolving Credit Availability Period in an aggregate principal amount that will not result in (x) such Lender’s Multicurrency Revolving Credit Exposure exceeding such Lender’s Multicurrency Revolving Credit Sub-Commitment, (y) the total Multicurrency Revolving Credit Exposures exceeding the aggregate amount of the Multicurrency Revolving Credit Sub-Commitments or (z) the sum of the total Revolving Credit Exposures plus the aggregate principal amount of outstanding Competitive Loans exceeding the aggregate amount of the Revolving Credit Commitments.
     (iii) Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Syndicated Revolving Credit Loans.
     (iv) Notwithstanding anything herein to the contrary, so long as any Tranche 1 Revolving Credit Commitment shall be in effect , but subject to Section 2.01(a)(v), the Borrower will not borrow Revolving Credit Loans of any Tranche unless it shall simultaneously borrow Revolving Credit Loans of the other Tranche(s) and, in the case of Eurocurrency Loans, in the same Currency and with the same Interest Period, in an aggregate amount such that the Revolving Credit Loan made by each Revolving Credit Lender on the occasion of such borrowing shall equal its Applicable Dollar Percentage or Applicable Multicurrency Percentage, as applicable, of the aggregate amount borrowed.
     (v) Notwithstanding any other provision of this Agreement, at any time after the Amendment No. 3 Effective Date any Tranche 1 Revolving Credit Lender may, with the agreement of the Borrower and the consent of the Administrative Agent (such consent not to unreasonably withheld), convert all (but not less than all) of its Tranche 1 Revolving Credit Commitment and related Revolving Credit Exposure (including Tranche 1 Revolving Credit Loans) to a Tranche 2 Revolving Credit Commitment and Revolving Credit Exposure of such Tranche (including Tranche 2 Revolving Credit Loans), and as of the effective date of such conversion such Lender’s Revolving Credit Commitment (and related Revolving Credit Exposure) shall be deemed to be a Tranche 2 Revolving Credit Commitment (and such Revolving Credit Exposure shall be outstanding under such Tranche).”

          2.04. Term Loans. Section 2.01(b) of the Credit Agreement shall be amended by inserting, immediately after the first sentence thereof, the following new sentences to read as follows:
“Subject to the terms and conditions set forth herein, each New Tranche 2 Term Lender agrees to make a Syndicated Term Loan in Dollars to the Borrower on the Amendment No. 3 Effective Date in a principal amount equal to its New Tranche 2 Term Loan Commitment; provided that, notwithstanding anything herein to the contrary, such new Syndicated Term Loans shall be proportionately in the same Types of Loans as the Term Loans outstanding as of the Amendment No. 3 Effective Date (after giving effect to the prepayment of such Term Loans contemplated by Section 4.02(c) of Amendment No. 3) and, in the case of Eurocurrency Loans, having an Interest Period or Interest Periods ending on the last day(s) of the Interest Period(s) for such outstanding Eurocurrency Term Loans. Notwithstanding any other provision of this Agreement, at any time after the Amendment No. 3 Effective Date any Tranche 1 Term Lender may, with the agreement of the Borrower and the consent of the Administrative Agent (such consent not to unreasonably withheld), convert all (but not less than all) of its Tranche 1 Term Loan to a Tranche 2 Term Loan.”
          2.05. Loans and Borrowings. Section 2.02(d) of the Credit Agreement shall be amended and restated in its entirety to read as follows:
     “(d) Limitations on Interest Periods. Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request (or to elect to convert to or continue as a Syndicated Eurocurrency Borrowing) (i) any Revolving Credit Eurodollar Borrowing if the Interest Period requested therefor would end after (x) at any time prior to the Tranche 1 Revolving Credit Commitment Termination Date, the Tranche 1 Revolving Credit Commitment Termination Date or (y) thereafter, the Tranche 2 Revolving Credit Commitment Termination Date or (ii) any Term Eurodollar Borrowing if the Interest Period requested therefor would end after (x) at any time prior to the Tranche 1 Term Loan Maturity Date, the Tranche 1 Term Loan Maturity Date or (y) thereafter, the Tranche 2 Term Loan Maturity Date.”
          2.06. Competitive Bid Procedure. Section 2.04(a) of the Credit Agreement shall be amended by replacing the words “during the Revolving Credit Availability Period” with the words “prior to the termination of the Revolving Credit Commitments”.
          2.07. Swingline Loans. Section 2.05 of the Credit Agreement shall be amended as follows:
          A. Section 2.05(a) shall be amended by replacing the words “during the Revolving Credit Availability Period” with the words “prior to the termination of the Revolving Credit Commitments”.
          B. Section 2.05(c) shall be amended by amended by inserting a new sentence at the end of the second paragraph hereof to read as follows:
“For avoidance of doubt, so long as any Tranche 1 Revolving Credit Commitment shall be in effect, the allocations contemplated by the immediately preceding sentence shall be made ratably between the Tranche 1 Revolving Credit Commitments and the Tranche 2 Revolving Credit Commitments, such that the Revolving Credit Lenders shall have participations in the outstanding Swingline Loans in accordance with their respective Dollar Applicable Percentage or Multicurrency Applicable Percentage (as applicable) thereof.

          2.08. Letters of Credit. Section 2.06 of the Credit Agreement shall be amended as follows:
          A. Section 2.06(a) shall be amended by replacing the words “during the Revolving Credit Availability Period” in the first sentence thereof with the words “prior to the termination of the Revolving Credit Commitments”.
          B. Section 2.06(c) shall be amended by inserting a new sentence at the end thereof to read as follows:
“Notwithstanding any provision in this Agreement to the contrary, at no time prior to the Tranche 1 Revolving Credit Commitment Termination Date shall the sum of the total LC Exposure with respect to Letters of Credit that expire after the fifth Business Day prior to the Tranche 1 Revolving Credit Commitment Termination Date plus (without duplication) the total Revolving Credit Exposure of the Tranche 2 Revolving Credit Lenders plus the aggregate principal amount of outstanding Competitive Loans made by the Tranche 2 Revolving Credit Lenders exceed the aggregate amount of the Tranche 2 Revolving Credit Commitments.”
          C. Section 2.06(d) shall be amended and restated in its entirety to read as follows:
     “(d) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date twelve months after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, twelve months after the then-current expiration date of such Letter of Credit, so long as such renewal or extension occurs within three months of such then-current expiration date) and (ii) the date that is five Business Days prior to the Tranche 1 Revolving Credit Commitment Termination Date; provided that Letters of Credit may expire after the date specified in clause (ii) above so long as (x) the date of issuance of such Letter of Credit is after the Tranche 1 Revolving Credit Commitment Termination Date or (y) on the date of such issuance, the sum of (1) the face amount of such Letter of Credit plus (2) the aggregate undrawn amount of all other outstanding Letters of Credit with an expiration date after the fifth Business Day prior to the Tranche 1 Revolving Credit Commitment Termination Date plus (3) (without duplication) the sum of the total Revolving Credit Exposure of the Tranche 2 Revolving Credit Lenders plus the aggregate principal amount of outstanding Competitive Loans made by the Tranche 2 Revolving Credit Lenders, shall not exceed the aggregate amount of the Tranche 2 Revolving Credit Commitments; provided, further, that in no event shall any such Letter of Credit expire later than five Business Days prior to the Tranche 2 Revolving Credit Commitment Termination Date.”
          D. Section 2.06(e) shall be amended by inserting a new paragraph at the end thereof to read as follows:
     “Notwithstanding anything contained herein or in any other Loan Document to the contrary, unless the Revolving Credit Commitments shall theretofore have terminated pursuant to Article VII, as of the Tranche 1 Revolving Credit Commitment Termination Date, the interests and participations of the Tranche 1 Revolving Credit Lenders in the Letters of Credit (if any) then outstanding shall automatically terminate, whereupon (i) the Tranche 1 Revolving Credit Lenders shall have no liability arising from, relating to or in connection with such interests and participations or otherwise in respect of such Letters of Credit and (ii) such interests and participations in such Letters of Credit shall automatically and without further action be re-allocated to the extent necessary such that the interests and participations in such Letters of Credit hereunder shall be held by the Tranche 2 Revolving Credit Lenders ratably in proportion to their respective Tranche 2 Revolving Credit Commitments.”
          2.09. Change of Commitments. Section 2.09 of the Credit Agreement shall be amended as follows:
          A. Section 2.09(a) shall be amended and restated in its entirety to read as follows:
     “(a) Scheduled Termination. Unless previously terminated, (i) the New Tranche 2 Term Loan Commitments shall terminate at 5:00 p.m., New York City time, on the Amendment No. 3 Effective Date, (ii) the Tranche 1 Revolving Credit Commitments shall terminate on the Tranche 1 Revolving Credit Commitment Termination Date and (iii) the Tranche 2 Revolving Credit Commitments shall terminate on the Tranche 2 Revolving Credit Commitment Termination Date.”
          B. Section 2.09(c) shall be amended by inserting a new sentence at the end thereof to read as follows:
     “For avoidance of doubt, at any time prior to the Tranche 1 Revolving Credit Commitment Termination Date each reduction of the Revolving Credit Commitments (and either Revolving Credit Sub-Commitment) shall be applied ratably to the Tranche 1 Revolving Credit Commitments and the Tranche 2 Revolving Credit Commitments.”
          C. Section 2.09(d) shall be deleted in its entirety, and each reference in the Credit Agreement to “Section 2.09(d)” shall be deemed to refer to “Section 2.20” of the Credit Agreement.
          2.10. Repayment of Loans. Section 2.10 of the Credit Agreement shall be amended as follows:
          A. Section 2.10(a)(i) shall be amended and restated in its entirety to read as follows:
     “(i) The Borrower hereby unconditionally promises to pay to the Administrative Agent (A) for the account of each Tranche 1 Revolving Credit Lender the outstanding principal amount of the Syndicated Tranche 1 Revolving Credit Loans of such Lender on the Tranche 1 Revolving Credit Commitment Termination Date and (B) for the account of each Tranche 2 Revolving Credit Lender the outstanding principal amount of the Syndicated Tranche 2 Revolving Credit Loans of such Lender on the Tranche 2 Revolving Credit Commitment Termination Date.”
          B. Section 2.10(a)(iii) shall be amended and restated in its entirety to read as follows
     “(iii) The Borrower hereby unconditionally promises to pay to the Swingline Lender the then unpaid principal amount of each Swingline Loan (x) if made on any date prior to the Tranche 1 Revolving Credit Commitment Termination Date, on the earlier of the Tranche 1 Revolving Credit Commitment Termination Date and the first date after such Swingline Loan is made that is the 15th or last day of a calendar month and is at least two Business Days after such Swingline Loan is made and (y) if made on or after the Tranche 1 Revolving Credit Commitment Termination Date, on the earlier of the Tranche 2 Revolving Credit Commitment Termination Date and the first date after such Swingline Loan is made that is the 15th or last day of a calendar month and is at least two Business Days after such Swingline Loan is made; provided that on each date that a Syndicated Revolving Credit Borrowing or Competitive Borrowing is made, the Borrower shall repay all Swingline Loans then outstanding.”

     C. Section 2.10(a)(iv) shall be amended and restated in its entirety to read as follows:
     “(iv) (A) The Borrower hereby unconditionally promises to pay to the Administrative Agent for account of each Tranche 1 Term Lender the outstanding principal amount of the Tranche 1 Term Loans held by such Tranche 1 Term Lender on the Tranche 1 Term Loan Maturity Date.
     (B) The Borrower hereby unconditionally promises to pay to the Administrative Agent for account of each Tranche 2 Term Lender the principal amount of the Tranche 2 Term Loans held by such Tranche 2 Term Lender in 8 consecutive quarterly installments payable on the Tranche 2 Term Loan Principal Payment Dates, the aggregate principal amount to be paid on each Tranche 2 Principal Payment Date in respect of all Tranche 2 Term Loans held by the Tranche 2 Term Lenders to be in an amount equal to the percentage specified below of the aggregate original principal amount of the Tranche 2 Term Loans outstanding as of (and after giving effect to) Amendment No. 3 Effective Date (with the final such installment on the Tranche 2 Term Loan Maturity Date being in the aggregate principal amount of Tranche 2 Term Loans then outstanding):

Tranche 2 Principal Payment Date	Percentage of Original
Falling on or Nearest to:	Principal Amount
December 31, 2012	2.5%

March 31, 2013	2.5%
June 30, 2013	2.5%
September 30, 2013	2.5%
December 31, 2013	2.5%

March 31, 2014	2.5%
June 30, 2014	2.5%
Tranche 2 Term Loan Maturity Date	Balance.
     (C) The Borrower hereby unconditionally promises to pay to the Administrative Agent for account of each Incremental Term Lender the principal amount of each Incremental Term Loan held by such Incremental Term Lender on the relevant principal payment dates and in such amounts as shall have been agreed pursuant to Section 2.20 (with the final payment thereof to be made on the final maturity date thereof as so agreed); provided that, if such Incremental Term Loan shall be treated as a Tranche 2 Term Loan pursuant to Section 2.20, such Incremental Term Loan shall be paid in accordance with sub-clause (B) above and the aggregate amount of the principal installments required thereunder shall be adjusted for the amount of such Incremental Term Loan at the time made.”
     D. Section 2.10(b) shall be amended and restated in its entirety to read as follows:
     “(b) Adjustment of Term Loan Amortization Schedules. Any optional prepayment of Term Loans pursuant to Section 2.11(a) shall be applied ratably to all then outstanding Term Loans and, with respect to the principal installments of each tranche of Term Loans, in the order determined in accordance with Section 2.11(a). Any mandatory prepayment of the Term Loans pursuant to Section 2.11(b) shall be applied ratably to all then outstanding Term Loans and, in the case of each tranche of Term Loans, in the order specified in Section 2.11(b).”

          2.11. Prepayment of Loans. Section 2.11 of the Credit Agreement shall be amended as follows:
          A. Section 2.11(b) shall be amended by inserting a new paragraph (v), immediately after paragraph (iv), to read as follows:
     “(v) If after the Amendment No. 3 Effective Date a Qualifying Convertible Notes Payment shall occur, an amount equal to the Relevant Share of the Qualifying Convertible Notes Payment Amount shall be applied on each Relevant Application Date towards the prepayment of the Term Loans as set forth in Section 2.11(b)(iv); provided that, if at any time on or after the Amendment No. 3 Effective Date either (A) all of the outstanding Senior Notes have been paid or prepaid in full or (B) all of the outstanding Senior Notes (and the related Senior Note Purchase Agreements) shall have been amended to delete the provision corresponding to this clause (v), then, effective upon written notice by the Borrower to the Administrative Agent of such payment or prepayment or upon receipt by the Administrative Agent of a signed copy of such amendment(s) reasonably acceptable to the Administrative Agent, as applicable, this Section 2.11(b)(v) shall automatically cease to be in effect.”
     B. A new Section 2.11(e), immediately after Section 2.11(d), to read as follows:
     “(e) Treatment of Tranches. Notwithstanding anything herein to the contrary, (i) at any time prior to the Tranche 1 Revolving Credit Commitment Termination Date and the repayment in full of all Tranche 1 Revolving Credit Loans, with respect to any optional or mandatory prepayment of Revolving Credit Loans under this Section, such prepayment shall be applied ratably between the Tranche 1 Revolving Credit Loans and the Tranche 2 Revolving Credit Loans and (ii) with respect to any optional or mandatory prepayment of Term Loans under this Section, such prepayment shall be applied ratably between the Tranche 1 Term Loans and the other Term Loans.”
          2.12. Fees.
          A. Section 2.12(a) of the Credit Agreement shall be amended and restated in its entirety to read as follows:
     “(a) Commitment Fee. The Borrower agrees to pay to the Administrative Agent for account of each Revolving Credit Lender a commitment fee, which shall accrue at the Applicable Rate on the average daily unused amount of the Revolving Credit Commitment of any Tranche of such Revolving Credit Lender during the period from and including the Effective Date to but excluding the earlier of the date the Revolving Credit Commitments of such Tranche terminate and the Revolving Credit Commitment Termination Date of such Tranche. Accrued commitment fees shall be payable on each Quarterly Date and on the earlier of the date the Revolving Credit Commitments of the applicable Tranche terminate and the Revolving Credit Commitment Termination Date of such Tranche, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing commitment fees, the Revolving Credit Commitment of any Tranche of a Revolving Credit Lender shall be deemed to be used to the extent of the outstanding Revolving Credit Loans and LC Exposure of such Revolving Credit Lender (and the Swingline Exposure of such Revolving Credit Lender shall be disregarded for such purpose).”

          B. Section 2.12(b) of the Credit Agreement shall be amended and restated in its entirety to read as follows:
     “(b) Letter of Credit Fees. The Borrower agrees to pay (i) to the Administrative Agent for account of each Revolving Credit Lender a participation fee with respect to the portion of the LC Exposure of such Revolving Credit Lender attributable to its Revolving Credit Commitments of any Tranche, which shall accrue at a rate per annum equal to the Applicable Rate applicable to interest on Syndicated Eurocurrency Revolving Credit Loans of such Tranche on the average daily amount of such Revolving Credit Lender’s LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Revolving Credit Lender’s Revolving Credit Commitment of such Tranche terminates and the date on which such Revolving Credit Lender ceases to have any LC Exposure, and (ii) to the respective Issuing Lender a fronting fee, which shall accrue at the rate or rates per annum separately agreed upon between the Borrower and such Issuing Lender on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) in respect of Letters of Credit issued by such Issuing Lender during the period from and including the Effective Date to but excluding the later of the date of termination of the Revolving Credit Commitments and the date on which there ceases to be any LC Exposure, as well as such Issuing Lender’s standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees shall be payable quarterly in arrears on the applicable Quarterly Date, commencing on the first such date to occur after the Effective Date; provided that all such fees attributable to Revolving Credit Commitments of any Tranche shall be payable on the date on which such Revolving Credit Commitments terminate and any such fees accruing after the date on which such Revolving Credit Commitments terminate shall be payable on demand. Any other fees payable to any Issuing Lender pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).”
          C. Section 2.12 of the Credit Agreement shall be amended by inserting a new paragraph (e) at the end thereof to read as follows:
     “(e) Additional Fees. Prior to the Tranche 1 Revolving Credit Commitment Termination Date, to the extent the Applicable Rate for commitment fees payable for any period under paragraph (a) of this Section to the Tranche 2 Revolving Credit Lenders shall exceed the Applicable Rate for commitment fees payable for such period thereunder to the Tranche 1 Revolving Credit Lenders, (i) for purposes of such paragraph (a), the commitment fees payable for such period thereunder to all Revolving Credit Lenders shall be calculated and paid at the Applicable Rate applicable to the Tranche 1 Revolving Credit Lenders and (ii) the Borrower agrees to pay to the Tranche 2 Revolving Credit Lenders additional fees from time to time in consideration of the agreements of the Tranche 2 Revolving Credit Lenders under Amendment No. 3 for such period equal to (A) the difference between the commitment fees that would have payable for such period to the Tranche 2 Revolving Credit Lenders under such paragraph (a) had such fees been calculated at the Applicable Rate for the Tranche 2 Revolving Credit Lenders (without regard to clause (i) above) and (B) the commitment fees payable to the Tranche 2 Revolving Credit Lenders for such period under such clause (i) (which fees shall payable at the same times as the fees payable under such clause (i) and calculated on the same basis).”
          2.13. Interest. Section 2.13 of the Credit Agreement shall be amended as follows:

          A. Section 2.13(a) shall be amended by inserting at the end thereof, immediately prior to the period, the following words:
“; provided that, for purposes hereof, from and after the Amendment No. 3 Effective Date, Swingline Loans shall bear interest at the Applicable Rate for ABR Borrowings under the Tranche 2 Revolving Credit Commitments”.
          B. Section 2.13(d) shall be amended by inserting in the last line thereof, immediately after the words “ABR Loans”, the words “of any Tranche”.
          C. Section 2.13(e) shall be amended and restated in its entirety to read as follows:
     “(e) Payment of Interest. Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Syndicated Revolving Credit Loans of any Tranche, upon termination of the Revolving Credit Commitments of such Tranche; provided that (i) interest accrued pursuant to paragraph (d) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of a Syndicated ABR Revolving Credit Loan prior to the applicable Revolving Credit Commitment Termination Date), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Syndicated Eurocurrency Borrowing denominated in Dollars prior to the end of the Interest Period therefor, accrued interest on such Borrowing shall be payable on the effective date of such conversion.”.
          2.14. Payments. Section 2.18(f) of the Credit Agreement shall be amended and restated in its entirety to read as follows:
     “(f) Certain Deductions by the Administrative Agent. If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.05(c), 2.06(e), 2.06(f), 2.07(b), 2.18(d) or 9.03(c), then the Administrative Agent may, in its discretion and notwithstanding any contrary provision hereof, (i) apply any amounts thereafter received by the Administrative Agent for the account of such Lender and for the benefit of the Administrative Agent, the Swingline Lender or any Issuing Lender to satisfy such Lender’s obligations to it under such Sections until all such unsatisfied obligations are fully paid, and/or (ii) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Lender under such Sections; in the case of each of (i) and (ii) above, in any order as determined by the Administrative Agent in its discretion.”
          2.15. Incremental Commitments and Loans. A new Section 2.20 of the Credit Agreement shall be inserted, immediately following Section 2.19 of the Credit Agreement, to read as follows (and the Table of Contents of the Credit Agreement will be deemed amended to refer to such new Section):
     “SECTION 2.20. Incremental Commitments and Loans. The Borrower may, at any time after the Amendment No. 3 Effective Date by notice to the Administrative Agent, request:
     (a) one or more increases in the aggregate amount of the Tranche 2 Revolving Credit Commitments hereunder by (i) having an existing Tranche 2 Revolving Credit Lender increase the amount of its Tranche 2 Revolving Credit Commitment then in effect and/or (ii) adding as a new Tranche 2 Revolving Credit Lender with a new Dollar Revolving Credit Sub-Commitment or Multicurrency Revolving Sub-Commitment hereunder any Person which is not then a Dollar

Revolving Credit Lender or a Multicurrency Revolving Credit Lender, as applicable (each such Lender or Person, an “Incremental Revolving Credit Lender”; and each such increase by an Incremental Revolving Credit Lender, an “Incremental Revolving Credit Commitment”); or
     (b) one or more additional tranches of term loans in Dollars hereunder by having an existing Term Lender or any other Person provide such additional term loan (each such Lender or Person, an “Incremental Term Lender” and, together with an Incremental Revolving Credit Lender, each an “Incremental Lender”; each such additional term loan by an Incremental Term Lender, an “Incremental Term Loan” and the commitment of an Incremental Term Lender to provide an Incremental Term Loan, an “Incremental Term Loan Commitment”);
which notice shall specify the name of each proposed Incremental Lender, the amount of such Incremental Lender’s Incremental Revolving Credit Commitment (and whether such increase is in respect of the Dollar Revolving Credit Sub-Commitment or the Multicurrency Revolving Credit Sub-Commitment) or Incremental Term Loan Commitment, as applicable, the date on which such Commitment shall be effective (the “Incremental Loan Effective Date”) (which shall be a Business Day at least three Business Days after delivery of such notice and 30 days prior to (x) in respect of an Incremental Revolving Credit Commitment, the Tranche 2 Revolving Credit Commitment Termination Date or (y) in respect of an Incremental Term Loan Commitment, the Tranche 2 Term Loan Maturity Date); provided that each such Incremental Lender shall be subject to the prior written consent of the Administrative Agent (such consent not to be unreasonably withheld) if such consent would be required under Section 9.04(b) for an assignment of Revolving Credit Commitments or Term Loans, as applicable, to such Incremental Lender; and provided, further, that:
     (i) the aggregate amount of Incremental Revolving Credit Commitments and Incremental Term Loan Commitments under this Section shall not exceed $200,000,000;
     (ii) the minimum amount of any Incremental Revolving Credit Commitment or Incremental Term Loan Commitment shall be $10,000,000 or a larger multiple of $1,000,000;
     (iii) both at the time of any such request and as of the relevant Incremental Loan Effective Date, no Default or Event of Default shall have occurred and be continuing or would result therefrom;
     (iv) the representations and warranties of the Borrower set forth in this Agreement, and of each Loan Party in each of the other Loan Documents to which it is a party, shall be true and correct in all material respects on and as of the relevant Incremental Loan Effective Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such date);
     (v) each Incremental Revolving Credit Commitment shall be a Tranche 2 Revolving Credit Commitment for all purposes of this Agreement having the same terms applicable to the then existing Tranche 2 Revolving Credit Commitments; and
     (vi) (x) except as to interest rates, amortization and final maturity date (which shall, subject to subclauses (y) and (z) below, be determined by the Borrower and the Incremental Term Lenders in their sole discretion, with, in the case of the final maturity date only, the consent of the Administrative Agent (such consent not to be unreasonably withheld)), the Incremental Term Loans shall have the same terms as the then existing

Tranche 2 Term Loans, (y) the final maturity date of any Incremental Term Loan shall be no earlier that the Tranche 2 Term Loan Maturity Date and (z) the weighted average life to maturity of any Incremental Term Loan shall be no shorter than the remaining weighted average life to maturity of the Tranche 2 Term Loans; provided that if any Incremental Term Loan shall have the same interest rate, amortization and final maturity date as the existing Tranche 2 Term Loans at the time such Incremental Term Loan is made, such Incremental Term Loan shall be treated as a Tranche 2 Term Loan for all purposes of this Agreement.
     Each Incremental Revolving Credit Commitment (and the increase of, or the undertaking of, any Revolving Credit Sub-Commitment of each Incremental Revolving Credit Lender resulting therefrom) or each Incremental Term Loan Commitment, as the case may be, shall become effective as of the relevant Incremental Loan Effective Date upon receipt by the Administrative Agent, on or prior to 11:00 a.m., New York City time, on such Incremental Loan Effective Date, of (A) a certificate of a duly authorized officer of the Borrower stating that the conditions with respect to such Incremental Revolving Credit Commitment or Incremental Term Loan Commitment, as applicable, under this paragraph have been satisfied and (B) an agreement, in form and substance reasonably satisfactory to the Borrower and the Administrative Agent, which shall provide for such Incremental Revolving Credit Commitment and/or Incremental Term Loan Commitment of each Incremental Lender and the other relevant terms relating thereto, duly executed by each Incremental Lender and the Borrower and acknowledged by the Administrative Agent, and customary legal opinions or other documents reasonably requested by the Administrative Agent in connection therewith.
     With respect to any Incremental Revolving Credit Commitment or Incremental Term Loan Commitment, upon the Administrative Agent’s receipt of each such agreement executed by such parties, together with the other documentation contemplated above, and subject to the foregoing terms and conditions, on the relevant Loan Effective Date each Incremental Lender shall become a Lender hereunder with an Incremental Revolving Credit Commitment or Incremental Term Loan Commitment, as applicable, and the Administrative Agent shall record the information contained in such agreement in the Register and give prompt notice thereof to the Borrower and the Lenders.
     On the Incremental Loan Effective Date for an Incremental Revolving Credit Commitment, (i) in the event Syndicated Revolving Credit Loans are then outstanding under the Revolving Credit Sub-Commitment of any Tranche that is being increased, (x) each relevant Incremental Revolving Credit Lender shall make available to the Administrative Agent such amounts in immediately available funds as the Administrative Agent shall determine, for the benefit of the other relevant Revolving Credit Lenders under such Revolving Credit Sub-Commitment of such Tranche, as being required in order to cause, after giving effect to such increase and the application of such amounts to make payments to such other Revolving Credit Lenders, the Syndicated Revolving Credit Loans to be held ratably by all Revolving Credit Lenders under such Revolving Credit Sub-Commitment of such Tranche in accordance with their respective Revolving Credit Sub-Commitments of such Tranche, (y) the Borrower shall be deemed to have prepaid and reborrowed all outstanding Syndicated Revolving Credit Loans under such Revolving Credit Sub-Commitment of such Tranche as of such Incremental Loan Effective Date (with such borrowing to consist of the Type of Revolving Credit Loans, with related Interest Periods if applicable, specified in a notice delivered by the Borrower in accordance with the requirements of Section 2.03) and (z) the Borrower shall pay to the Revolving Credit Lenders under such Revolving Credit Sub-Commitment of such Tranche the amounts, if any, payable under Section 2.14 as a result of such prepayment; and (ii) the participations hereunder in Swingline Loans and/or Letters of Credit then outstanding held by the Revolving Credit Lenders shall be adjusted accordingly to reflect the addition of such Incremental Revolving Credit Commitment.
     On the Incremental Loan Effective Date (or such other date provided above for in the relevant agreement referred to above) for an Incremental Term Loan Commitment, each relevant Incremental Term Lender shall make an Incremental Term Loan to the Borrower in the amount of such Incremental Term Loan Commitment pursuant to this Section and otherwise in accordance with this Agreement; provided that, if such Incremental Term Loan shall be treated as a Tranche 2 Term Loan pursuant to clause (vi) above, such Incremental Term Loan shall consist proportionately of the same Type of Term Loans as the then outstanding Tranche 2 Term Loans and, in the case of Eurocurrency Term Loans, having an Interest Period or Interest Periods ending on the last day(s) of the Interest Period(s) for such outstanding Tranche 2 Term Loans.
     Notwithstanding anything herein to the contrary, in no event shall any Lender be obligated to increase its Commitment hereunder.”
          2.16. Use of Loan Proceeds and Letters of Credit. Section 5.08 of the Credit Agreement shall be amended and restated in its entirety to read as follows:
     “SECTION 5.08. Use of Loan Proceeds and Letters of Credit. The proceeds of the Revolving Credit Loans, any New Tranche 2 Term Loans made on the Amendment No. 3 Effective Date and any Incremental Loans will be used for general corporate purposes of the Borrower and its Subsidiaries, including, in the case of Borrowings as of the Amendment No. 3 Effective Date, to pay fees, expenses and other amounts owing by the Borrower in respect of Amendment No. 3 and the transactions contemplated thereby occurring as of the Amendment No. 3 Effective Date. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the regulations of the Board, including Regulations U and X. The Letters of Credit will be used in the ordinary course of business of the Borrower and its Subsidiaries.”
          2.17. Indebtedness. Section 6.01 of the Credit Agreement shall be amended as follows:
     A. Section 6.01(i) shall be amended and restated in its entirety to read as follows:
     “(i) Indebtedness in respect of a convertible notes offering by the Borrower (including the convertible notes issued as of the Amendment No. 3 Effective Date, as contemplated by Section 4.02(b) of Amendment No. 3); provided that (i) such Indebtedness does not provide for any scheduled repayment, mandatory redemption or sinking fund obligation prior to one year after the Tranche 2 Term Loan Maturity Date and (ii) such Indebtedness is (x) unsecured and (y) subordinated in right of payment to the Obligations on terms substantially similar to the subordination terms contained in the convertible notes issued as of the Amendment No. 3 Effective Date; provided, however, that (I) any conversion of such Indebtedness by a holder thereof into shares of Equity Interests, cash or a combination of cash and shares of Equity Interests, (II) the rights of holders of such Indebtedness to convert into shares of Equity Interests, cash or a combination of cash and shares of Equity Interests and (III) the rights of holders of such Indebtedness to require any repurchase by the Borrower upon a fundamental change of such Indebtedness in cash, shall not constitute a scheduled repayment, mandatory redemption or sinking fund obligation;”.
     B. Section 6.01(j) shall be amended and restated in its entirety to read as follows:

     “(j) other Indebtedness in an aggregate principal amount not to exceed 25% of Consolidated Net Worth; provided that, if at any time on or after the Amendment No. 3 Effective Date either (i) all of the outstanding Senior Notes have been paid or prepaid in full or (ii) all of the outstanding Senior Notes (and the related Senior Note Purchase Agreements) shall have been amended to provide that the basket thereunder corresponding to this clause (j) shall be an incurrence-based basket, then, effective upon written notice by the Borrower to the Administrative Agent of such payment or prepayment or upon receipt by the Administrative Agent of a signed copy of such amendment(s) reasonably acceptable to the Administrative Agent, as applicable, this clause (j) shall automatically be deemed amended to permit other Indebtedness if, at the time of the creation, incurrence or assumption of such Indebtedness, the principal amount of such Indebtedness, together with the then aggregate outstanding principal amount of other Indebtedness theretofore created, incurred, assumed under this clause (j), would not exceed 25% of Consolidated Net Worth as of the end of the then most recent fiscal quarter for which financial statements are available; and”.
          C. A new Section 6.01(k) shall be inserted at the end of Section 6.01, immediately after clause (j) thereof, to read as follows:
     “(k) unsecured, senior subordinated or subordinated notes of the Borrower (and any unsecured, subordinated Guarantees thereof by the Guarantors) in an aggregate principal amount not to exceed $200,000,000 at any time outstanding.”
          2.18. Acquisitions. Section 6.05(h) of the Credit Agreement shall be amended and restated in its entirety to read as follows:
     “(h) any Acquisition after the date hereof by the Borrower or any Subsidiary; provided that (i) in the case of any such Acquisition, (x) if the Acquired Entity is a publicly held corporation, such Acquisition shall have been approved by the board of directors of such Acquired Entity; (y) after giving effect to any such Acquisition of Equity Interests, the Acquired Entity becomes a direct or indirect Subsidiary of the Borrower; and (z) the Acquired Entity is engaged in a line of business in accordance with the requirements of Section 6.10; (ii) both immediately prior to such Acquisition and after giving effect thereto, no Default shall have occurred and be continuing; and (iii) if, after giving effect to such Acquisition on a pro forma basis as if such Acquisition had occurred on the first day of the most recent period of four consecutive fiscal quarters of the Borrower, the Consolidated Leverage Ratio shall be greater than 3.50 to 1.00, the aggregate consideration (including assumed Indebtedness, but excluding consideration in the form of the Equity Interests of the Borrower) for all such Acquisitions shall not exceed $150,000,000 in any fiscal year; provided that, if any time on or after the Amendment No. 3 Effective Date either (A) all of the outstanding Senior Notes have been paid or prepaid in full or (B) all of the outstanding Senior Notes (and the related Senior Note Purchase Agreements) shall have been amended to increase the maximum permitted leverage ratio applicable under the covenant contained in such Senior Notes corresponding to this subclause (iii) to a level above 3.50 to 1.00, then, effective upon written notice by the Borrower to the Administrative Agent of such payment or prepayment or upon receipt by the Administrative Agent of a signed copy of such amendment(s) reasonably acceptable to the Administrative Agent, as applicable, the ratio set forth above in this subclause (iii) shall automatically be deemed amended to be (x) in the case of subclause (A) above, 3.75 to 1.0 or (y) in the case of subclause (B) above, the same level as such ratio in such Senior Notes as so amended (but in no event greater than 3.75 to 1.0).

          2.19. Restrictive Payments. Section 6.06 of the Credit Agreement shall be amended by inserting at the end of clause (b)(ii) thereof, immediately after the semi-colon, the following words:
“provided that that this clause (b)(ii) shall not apply to any Restricted Payment made in connection with any hedge transactions, warrant transactions and capped call transactions in respect of Convertible Notes;”.
          2.20. Restrictive Agreements. Section 6.08 of the Credit Agreement shall be amended as follows:
          A. The word “and” shall be deleted at the end of clause (v) of Section 6.08 and the period at the end of clause (vi) thereof shall be replaced with “; and”.
          B. A new clause (vii) shall be inserted in Section 6.08, immediately after clause (vi) thereof, to read as follows:
     “(vii) restrictions or conditions imposed by any agreement relating to Indebtedness permitted by Section 6.01, if such restrictions or conditions are customary for such Indebtedness.”
          2.21. Financial Covenants. Section 6.09 of the Credit Agreement shall be amended and restated in its entirety to read as follows:
          “SECTION 6.09. Certain Financial Covenants.
     (a) Leverage Ratio. The Borrower will not permit the Consolidated Leverage Ratio, as at the last day of any period of four consecutive fiscal quarters of the Borrower, to exceed 3.50 to 1.0; provided that, if any time on or after the Amendment No. 3 Effective Date either (i) all of the outstanding Senior Notes have been paid or prepaid in full or (ii) all of the outstanding Senior Notes (and the related Senior Note Purchase Agreements) shall have been amended to increase the maximum permitted leverage ratio applicable under the covenant contained in such Senior Notes corresponding to this clause (a) to a level above 3.50 to 1.00, then, effective upon written notice by the Borrower to the Administrative Agent of such payment or prepayment or upon receipt by the Administrative Agent of a signed copy of such amendment(s) reasonably acceptable to the Administrative Agent, as applicable, the ratio set forth above in this clause (a) shall automatically be deemed amended to be (A) in the case of subclause (i) above, 4.00 to 1.0 or (B) in the case of subclause (ii) above, the same level as such ratio in such Senior Notes as so amended (but in no event greater than 4.00 to 1.0).
     (b) Interest Coverage Ratio. The Borrower will not permit the Consolidated Interest Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower to be less than 3.50 to 1.0.”

          2.22. Swap Agreements. Section 6.11 of the Credit Agreement shall be amended by inserting at the end thereof, immediately prior to the period, the following words:
“(including, among other Swap Agreements, hedge transactions, warrant transactions and capped call transactions in respect of Convertible Notes)”.
          2.23. Events of Default. Article VII of the Credit Agreement shall be amended by inserting at the end of clause (g) thereof, immediately prior to the semi-colon, the following words:
“; provided, further, that, in connection with any Convertible Notes, (i) any conversion of such Indebtedness by a holder thereof into shares of Equity Interests, cash or a combination of cash and shares of Equity Interests, (ii) the rights of holders of such Indebtedness to convert into shares of Equity Interests, cash or a combination of cash and shares of Equity Interests, (iii) the rights of holders of such Indebtedness to require any repurchase by the Borrower upon a fundamental change of such Indebtedness in cash and (iv) the termination of any of Swap Agreements entered into in connection with a convertible note offering, shall not constitute an Event of Default under this clause (g) or clause (f) above”.
          2.24. Assignments. Section 9.04(b) of the Credit Agreement shall be amended by deleting, in clause (i)(B)(ii) thereof, the words “Term Loan Commitments and”.
          2.25. Schedules. Schedule 2.01 of the Credit Agreement shall be amended and replaced in its entirety by Schedule 2.01 attached to this Amendment.
          Section 3. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that, as of each of the Convertible Notes Amendments Effective Date (with respect to clauses (a) and (b) below only) and the Amendment No. 3 Effective Date, (a) the representations and warranties of the Borrower set forth in the Credit Agreement as amended hereby, and of each Loan Party in each of the other Loan Documents to which it is a party, are true and correct in all material respects on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); (b) no Default shall have occurred and be continuing under the Credit Agreement as amended hereby; (c) the value of the guarantees of the Released Subsidiaries, taken as a whole, that are being released pursuant to Section 6 of this Amendment is not all or substantially all of the value of the guarantees of the Guarantors under Article X of the Credit Agreement; and (d) the value of the collateral of the Released Subsidiaries, taken as a whole, that is being released and terminated pursuant to Section 6 of this Amendment is not all or substantially all of the collateral under the Security Documents.
          Section 4. Conditions to Effectiveness of Amendments.
          4.01. Conditions to Certain Amendments. The amendments set forth in Sections 2.01, 2.02 (but only with respect to the addition of the definition of “Convertible Notes” contained therein), 2.17A, 2.19, 2.20, 2.22 and 2.23 of this Amendment (collectively, the “Convertible Notes Amendments”) shall become effective on the date on which the Administrative Agent shall have received each of the following, each of which shall be reasonably satisfactory in form and substance to the Administrative Agent (or such condition shall have been waived by the Required Lenders) (such date, the “Convertible Notes Amendments Effective Date”):
     (a) Executed Counterparts. Counterparts of this Amendment signed on behalf of each of the Borrower, each Guarantor, the Required Lenders under (and as defined in) the Credit Agreement, the Administrative Agent and the Syndication Agent; provided that the parties hereto hereby agree that each Lender which executes and delivers an Amendment No. 3 Lender Addendum substantially in the form attached hereto shall be deemed to have executed a counterpart of this Amendment (it being understood that such Required Lenders hereby consent, and authorize and direct the Administrative Agent and the Syndication Agent to consent, and pursuant to Section 6.12 of the Credit Agreement the Administrative Agent and the Syndication Agent hereby consent, to the amendments to the Senior Notes, which are in substantially the same form as the amendments furnished to the Lenders prior to the Convertible Notes Amendments Effective Date); and
     (b) Amendments to Senior Notes. Evidence that the Senior Notes shall have been amended to effect changes consistent with the Convertible Notes Amendments, among other changes, and such amendments shall have become effective prior to or simultaneously with the Convertible Notes Amendments Effective Date.
          4.02 Conditions to Amendment No. 3 Effective Date. The amendments set forth in Section 2 hereof (other than the Convertible Notes Amendments) shall not become effective until the date (which shall be no later than September 30, 2010) on which the Administrative Agent shall have received each of the following, each of which shall be reasonably satisfactory in form and substance to the Administrative Agent (or such condition shall have been waived by the Required Lenders):
     (a) Executed Counterparts. Counterparts of this Amendment signed on behalf of, in addition to the parties referred to in Section 4.01(a) hereof, the Administrative Agent, the Issuing Lenders, the Swingline Lender, each Tranche 2 Revolving Credit Lender (including each New Tranche 2 Revolving Credit Lender) and each Tranche 2 Term Lender (including each New Tranche 2 Term Lender); provided that the parties hereto hereby agree that each Tranche 2 Revolving Credit Lender (including each New Tranche 2 Revolving Credit Lender) and each Tranche 2 Term Lender (including each New Tranche 2 Term Lender) which executes and delivers an Amendment No. 3 Lender Addendum substantially in the form attached hereto shall be deemed to have executed and delivered a counterpart of this Amendment (and, in the case of each New Tranche 2 Revolving Credit Lender and each New Tranche 2 Term Lender, as of the Amendment No. 3 Effective Date, such Lender shall become a Lender party to the Credit Agreement as amended hereby with its respective New Tranche 2 Revolving Credit Commitment or New Tranche 2 Term Loan Commitment, as applicable); provided, further, that the aggregate amount of the Tranche 2 Revolving Credit Commitments (including New Tranche 2 Revolving Credit Commitments) as of the Amendment No. 3 Effective Date shall not exceed $400,000,000.
     (b) Convertible Notes. Evidence that the Borrower shall have received the gross proceeds from the issuance of Convertible Notes of not less than $325,000,000.
     (c) Outstanding Credit Exposure; Repayment of Term Loans. Evidence that, as of the Amendment No. 3 Effective Date, (i) all unpaid accrued interest on outstanding Loans shall have been paid in full; (ii) all unpaid commitment fees in respect of the Revolving Credit Commitments in effect immediately prior to the Amendment No. 3 Effective Date and all letter of credit fees, accrued to but not including the Amendment No. 3 Effective Date, shall have been paid in full; and (iii) the Borrower shall have prepaid the Term Loans outstanding under the Credit Agreement immediately prior to the Amendment No. 3 Effective Date (the “Existing Term Loans”) (for avoidance of doubt, exclusive of any New Tranche 2 Term Loans made as of the Amendment No. 3 Effective Date pursuant to the second sentence of Section 2.01(b) of the Credit Agreement as amended hereby), together with (without duplication) interest thereon, such that, after giving effect to such prepayment, the portion of the Term Loans consisting of Existing Term Loans outstanding as of the Amendment No. 3 Effective Date shall not exceed $400,000,000 in aggregate principal amount (provided that the Required Lenders hereby waive any payment of breakage funding amounts that may be payable under Section 2.16 of the Credit Agreement in connection with such prepayment).
     (d) Opinion of Counsel to the Loan Parties. A favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 3 Effective Date) of Simpson Thacher & Bartlett LLP, counsel to the Loan Parties, in form and substance satisfactory to the Administrative Agent and covering such other matters relating to the Loan Parties, this Amendment or the transactions contemplated hereby as the Administrative Agent shall reasonably request (and the Borrower hereby instructs such counsel to deliver such opinion to the Lenders and the Agents).
     (e) Other Documents. Such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the transactions contemplated by this Amendment and any other legal matters relating to the Loan Parties (other than the Released Subsidiaries) or the transactions contemplated by this Amendment, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.
     (f) Fees and Expenses. Evidence that (i) the Administrative Agent shall have received payment from the Borrower, for the account of each Tranche 2 Revolving Credit Lender and each Tranche 2 Term Lender, an upfront fee in an amount equal to 0.40% of (x) in the case of each Tranche 2 Revolving Credit Lender, the amount of such Lender’s Tranche 2 Revolving Credit Commitment (including, without duplication, any New Tranche 2 Revolving Credit Commitment) in effect on the Amendment No. 3 Effective Date and (y) in the case of each Tranche 2 Term Lender, the amount of such Lender’s (A) Tranche 2 Term Loans outstanding as the Amendment No. 3 Effective Date (which, for avoidance of doubt, with respect to any Term Lender under the Credit Agreement as in effect immediately prior to the Amendment No. 3 Effective Date shall not include any portion of the Existing Term Loans of such Term Lender prepaid in accordance with Section 4.02(c) hereof) and/or (B) (without duplication) New Tranche 2 Term Loan Credit Commitment in effect on the Amendment No. 3 Effective Date; (ii) the Administrative Agent shall have received payment from the Borrower, for the account of the relevant Person(s), all amounts due and payable to the Administrative Agent on or prior to the Amendment No. 3 Effective Date pursuant to the Credit Agreement and the Loan Documents including, to the extent invoiced, reimbursement of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by the Borrower thereunder; and (iii) (without duplication) the Administrative Agent and each of J.P. Morgan Securities Inc. and Banc of America Securities LLC, as the Lead Arrangers in respect of this Amendment, and their respective Affiliates shall have received payment from the Borrower all fees, out-of-pocket expenses and other amounts separately agreed to be paid or reimbursed by the Borrower in connection with this Amendment.
     (g) Convertible Notes Amendments Effective Date. The Convertible Notes Amendments Effective Date shall have occurred.
          Section 5. Confirmation of Loan Documents. As of each of the Convertible Notes Amendments Effective Date and the Amendment No. 3 Effective Date, the Borrower hereby confirms and ratifies all of its obligations under the Loan Documents (in each case, as amended hereby as of such date) to which it is a party. Except as otherwise provided in Section 6 hereof, by its execution on the respective signature lines provided below, as of each of the Convertible Notes Amendments Effective Date and the Amendment No. 3 Effective Date, each of the Guarantors (but excluding, as of the Amendment No. 3

Effective Date, the Released Subsidiaries) hereby confirms and ratifies all of its obligations (including, without limitation, the obligations as guarantor under Article X of the Credit Agreement, as amended hereby as of such date) and the Liens granted by it under the Loan Documents (in each case, as amended hereby as of such date) to which it is a party, represents and warrants that the representations and warranties set forth in such Loan Documents are complete and correct in all material respects on the date hereof as if made on and as of such date and confirms that all references in such Loan Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended hereby as of such date without impairing any such obligations or Liens in any respect.
          Section 6. Releases of Certain Guarantees and Pledges of Equity Interests. The Lenders party to this Amendment hereby agree that, effective upon the Amendment No. 3 Effective Date (and notwithstanding that the Released Subsidiaries shall have executed this Amendment in connection with the Convertible Notes Amendments Effective Date), (a) each Released Subsidiary shall be irrevocably released from any and all of its obligations under the Credit Agreement, the Security Documents and any other Loan Documents theretofore executed by such Released Subsidiary in connection with the Credit Agreement, which obligations shall be deemed to be terminated, and (b) all Liens granted to the Collateral Agent for the benefit of the Secured Parties by each Released Subsidiary in any or all of its assets and properties shall be unconditionally and irrevocably terminated and released, in each case without any recourse or warranty or representation whatsoever. From and after the Amendment No. 3 Effective Date, each Released Subsidiary shall cease to be party to the Credit Agreement and the other Loan Documents to which such Released Subsidiary was originally a party and each Released Subsidiary shall have no further rights or obligations thereunder (except to the extent any such obligations are expressly stated to survive such release and termination). The Lenders authorize and direct the Collateral Agent to, and the Collateral Agent shall, as promptly as practicable, in each case, at the expense of the Borrower, (i) deliver to the Borrower all Collateral relating to or given by each Released Subsidiary in the possession or control of the Collateral Agent, including, without limitation, all original stock certificates, membership interests certificates and corresponding stock powers or other instruments of transfer and instruments constituting, evidencing or relating to such Collateral and (ii) upon the reasonable request of any Released Subsidiary or the Borrower, execute or authenticate and deliver such additional lien releases, documents or instruments as may be necessary to evidence the release, without any recourse or warranty or representation whatsoever, of any and all liens, pledges, security interests and other encumbrances granted by such Released Subsidiary, in favor of the Collateral Agent, including without limitation, as applicable, such UCC-3 termination statements and other documents, as applicable.
          The Lenders party to this Amendment hereby acknowledge and agree as of the Amendment No. 3 Effective Date that if at any time thereafter the Borrower or any of its Subsidiaries shall transfer the Equity Interests of a First-Tier Foreign Subsidiary that have been pledged pursuant to the Security Documents to another Foreign Subsidiary in accordance with the Credit Agreement, then, effective as of such transfer, such pledged Equity Interests shall constitute Excluded Equity Interests for purposes of the Credit Agreement and the relevant Security Documents and the Liens on such pledged Equity Interests shall be irrevocably released and terminated. The Lenders authorize and direct the Collateral Agent to, and the Collateral Agent shall, as promptly as practicable, in each case, at the expense of the Borrower, deliver to the Borrower, as promptly as practicable following written notice to the Collateral Agent of such transfer, all original stock certificates, membership interests certificates and corresponding stock powers or other instruments of transfer and instruments constituting, evidencing or relating to such pledged Equity Interests in the possession of the Collateral Agent and, upon the reasonable request of the Borrower, execute or authenticate and deliver such releases, documents or instruments as may be necessary to evidence such release and termination, without any recourse or warranty or representation whatsoever.

          Section 7. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. The Borrower shall pay all reasonable expenses incurred by the Administrative Agent, including the reasonable fees, charges and disbursements of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to JPMCB, in connection with the preparation, negotiation, execution and delivery of, and satisfaction of the conditions under, this Amendment. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.
[remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered as of the day and year first above written.

TELEFLEX INCORPORATED
By
Name:
Title:

GUARANTORS
ARROW INTERNATIONAL, INC.
ARROW INTERNATIONAL INVESTMENT CORP.
ARROW INTERVENTIONAL, INC.

SIERRA INTERNATIONAL INC.

SPECIALIZED MEDICAL DEVICES, LLC

TECHNOLOGY HOLDING COMPANY

TELAIR INTERNATIONAL INCORPORATED

TELEFLEX MEDICAL INCORPORATED

TFX EQUITIES INCORPORATED

TFX INTERNATIONAL CORPORATION

TFX MARINE INCORPORATED

TFX NORTH AMERICA INC.

THE STEPIC MEDICAL DISTRIBUTION CORPORATION

By
	Name:	C. Jeffry Jacobs
	Title:	(1) Vice President and Treasurer (other than
for Technology Holding Company, TFX Equities Incorporated, TFX International Corporation and TFX North America Inc.)
(2) President and Treasurer (in the case of TFX North America Inc.)
(3) Vice President (in the case of TFX Equities Incorporated)
(4) President (in the case of Technology Holding Company and TFX International Corporation)]

ADMINISTRATIVE AGENT JPMORGAN CHASE BANK, N.A., as Administrative Agent
By
Name:
Title:

SYNDICATION AGENT BANK OF AMERICA, N.A., as Syndication Agent
By
Name:
Title:

ISSUING LENDERS JPMORGAN CHASE BANK, N.A., as Issuing Lender
By
Name:
Title:

WELLS FARGO BANK, N.A., SUCCESSOR IN INTEREST BY MERGER TO WACHOVIA BANK, N.A., as Issuing Lender
By
Name:
Title:

SWINGLINE LENDER JPMORGAN CHASE BANK, N.A., as Swingline Lender
By
Name:
Title:

EXHIBIT A
[Form of Amendment No. 3 Lender Addendum]
[see attached]

EXECUTION COPY
AMENDMENT NO. 3 LENDER ADDENDUM
          Reference is made to (i) the Credit Agreement dated as of October 1, 2007 (as amended or otherwise modified, the “Credit Agreement”) between Teleflex Incorporated (the “Borrower”), the Lenders party thereto (individually, a “Lender” and, collectively, the “Lenders”), the Guarantors party thereto, JPMorgan Chase Bank, N.A. (“JPMCB”), as administrative agent (in such capacity, the “Administrative Agent”), JPMCB, as collateral agent, and Bank of America, N.A., as syndication agent and (ii) Amendment No. 3 dated as of August 2, 2010 to the Credit Agreement (“Amendment No. 3”). Capitalized terms used and not otherwise defined herein shall have the meaning assigned thereto in the Credit Agreement, as amended by Amendment No. 3.
          This is an Amendment No. 3 Lender Addendum (this “Addendum”) referred to in Amendment No. 3, pursuant to the terms of which, upon execution and delivery of this Addendum by the undersigned lender (the “Lender Signatory”), the Lender Signatory shall be deemed to have executed and delivered a counterpart of Amendment No. 3 (and such execution and delivery shall be irrevocable upon the Convertible Notes Amendment Effective Date).
          By execution and delivery of this Addendum, the Lender Signatory hereby agrees as follows:
          [PLEASE CHECK THE APPROPRIATE BOX OR BOXES UNDER PARTS (I) AND (II) BELOW THAT APPLY TO THE LENDER SIGNATORY]
          I. EXISTING LENDERS PARTY TO THE CREDIT AGREEMENT
          ☐ FOR EXISTING REVOLVING CREDIT LENDERS: The Lender Signatory, which is a Revolving Credit Lender under the Credit Agreement, hereby (a) consents to the terms of Amendment No. 3 and (b) agrees that, effective as of the Amendment No. 3 Effective Date, (i) it shall be a Tranche 2 Revolving Credit Lender for purposes of the Credit Agreement as amended by Amendment No. 3, (ii) the entire amount of its Revolving Credit Commitment under the Credit Agreement in effect immediately prior to the Amendment No. 3 Effective Date shall be extended pursuant to Amendment No. 3 and shall be a Tranche 2 Revolving Credit Commitment under the Credit Agreement as so amended and (iii) the amount of its Tranche 2 Revolving Credit Commitment is as set forth in Schedule 2.01 attached to Amendment No. 3.
          ☐ FOR EXISTING TERM LENDERS: The Lender Signatory, which is a Term Lender under the Credit Agreement, hereby (a) consents to the terms of Amendment No. 3 and (b) agrees that, effective as of the Amendment No. 3 Effective Date, (i) it shall be a Tranche 2 Term Lender for purposes of the Credit Agreement as amended by Amendment No. 3, (ii) the entire amount of its outstanding Term Loan under the Credit Agreement in effect immediately prior to the Amendment No. 3 Effective Date shall be extended pursuant to Amendment No. 3 and shall be a Tranche 2 Term Loan under the Credit Agreement as so amended and (iii) the amount of its Tranche 2 Term Loan is as set forth in Schedule 2.01 attached to Amendment No. 3.

          II. NEW TRANCHE 2 LENDERS
          [NOTE: BOX BELOW TO BE CHECKED IF LENDER SIGNATORY (WHETHER AN EXISTING LENDER OR A NEW LENDER) IS PROVIDING A NEW TRANCHE 2 COMMITMENT]
          ☐ The Lender Signatory hereby agrees that, effective as of the Amendment No. 3 Effective Date, (i) it will provide a New Tranche 2 Revolving Credit Commitment and/or a New Tranche 2 Term Loan Commitment, as applicable, under the Credit Agreement as amended by Amendment No. 3 in the amount set forth in Schedule 2.01 attached to Amendment No. 3 (it being understood that allocation of its new Commitment (but in no event exceeding the total amount of the new commitment committed by the Lender Signatory in its commitment advice delivered to the Administrative Agent on or prior to the date hereof on the terms set forth therein) between or to the New Tranche 2 Revolving Credit Commitments and/or New Tranche 2 Term Loan Commitments under the Credit Agreement as so amended and the final amount of such allocation(s) will be determined by, and at the discretion of, J.P. Morgan Securities, Inc, and Bank of America Securities LLC, as Lead Arrangers in respect of Amendment No. 3, in consultation with the Borrower, and listed on such Schedule 2.01) and (ii) (if such Lender Signatory is not currently a party to the Credit Agreement) it shall become a New Tranche 2 Revolving Credit Lender and/or a New Tranche 2 Term Lender, as applicable, party to the Credit Agreement as so amended; provided that the Lender Signatory agrees that, upon request of the Borrower, it will effect such New Tranche 2 Revolving Credit Commitment and/or New Tranche 2 Term Loan Commitment by entering into one or more assignment agreements with one or more existing Lenders as of the Amendment No. 3 Effective Date. The Lender Signatory (if not a party to the Credit Agreement in effect immediately prior to the Amendment No. 3 Effective Date) agrees to deliver to the Administrative Agent an Administrative Questionnaire on or prior to the Amendment No. 3 Effective Date.
          This Addendum shall be construed in accordance with and governed by the law of the State of New York. This Addendum may be executed by one or more of the parties hereto on any number of separate counterparts, and all of such counterparts shall be deemed to constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
[remainder of page intentionally blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed and delivered by their proper and duly authorized officers as of the date of Amendment No. 3.

Dated as of August 2, 2010	NAME OF LENDER:

By:
Name:
Title:

Accepted and agreed: TELEFLEX INCORPORATED
By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:
Name:
Title:

Schedule 1
Released Subsidiaries
1. Sierra International Inc.
2. Telair International Incorporated
3. TFX Marine Incorporated